Exhibit 10.6

FIRST AMENDMENT TO THE THREE-PARTY AGREEMENT (C-1)

(Cottonwood Communities)

This First Amendment (this “Amendment”) to the Three-Party Agreement among Cottonwood Communities Management, LLC, a Delaware limited liability company (“CCM”), Cottonwood Communities, Inc., a Maryland Corporation (“CCI”) and Cottonwood Communities O.P., LP, a Delaware limited partnership (“CCI OP”) dated August 13, 2018 (the “CCI Three-Party Agreement”) is adopted by CCM, CCI and CCI OP (collectively, the “Parties”). This Amendment is effective as of March 1, 2019 (the “Effective Date”).

WHEREAS, the Parties have determined it to be in their best interest to amend the CCI Three-Party Agreement into two separate three-party agreements: (i) the CCI Three-Party Agreement (with the exception of the property management services provisions) that is amended as described herein and which CCM will assign to Cottonwood Capital Management, Inc., a Delaware corporation (“CCMI”) and (ii) a three-party agreement (property management) for CCM to retain the property management services.

NOW, THEREFORE, in consideration of the preceding, the Parties hereby agree as follows:

1. Section 2 of the CCI Three-Party Agreement shall be deleted in its entirety and replaced with the following:

“2.	Advisory Agreement. The REIT, the Operating Partnership and Cottonwood Management will enter into an Advisory Agreement, the form of which is attached hereto to as Exhibit A.”

2. Exhibit A of the CCI Three-Party Agreement shall be deleted in its entirety and replaced with Exhibit A attached hereto.

3. CCM, CCI and CCI OP shall enter into a separate three-party agreement (property management) as set forth on Exhibit B hereto.

4. As amended hereby, the CCI Three-Party Agreement shall continue in full force and effect, including the funding obligations in Section 1.

5. The terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the respective Parties.

6. This Amendment may be executed in several counterparts, and all so executed shall constitute one Agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

[Signatures on the following page.]

IN WITNESS WHEREOF, this Amendment is effective as of the Effective Date.

CCI:

Cottonwood Communities, Inc., a Maryland corporation

By:	/s/ Gregg Christensen
Gregg Christensen
Chief Legal Officer

CCI OP:

Cottonwood Communities O.P., LP, a Delaware limited partnership

By:	Cottonwood Communities, Inc., a Maryland corporation, its general partner

	By:	/s/ Gregg Christensen
Gregg Christensen
Chief Legal Officer

CCM:

Cottonwood Communities Management, LLC, a Delaware limited liability company

By:	Cottonwood Capital Management, Inc., a Maryland corporation, its sole member

	By:	/s/ Gregg Christensen
Gregg Christensen
Chief Legal Officer

[Signature Page to Amendment to CCI Three-Party Agreement]